Exhibit 4.36

SUPPLEMENTARY AGREEMENT TO

ASSETS TRANSFER AGREEMENT

April 23, 2020

CERTAIN INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

[*] indicates the redacted confidential portions of this exhibit.

1

Supplementary Agreement to Assets Transfer Agreement

This Supplementary Agreement to Assets Transfer Agreement (this “Agreement” or this “Supplementary Agreement”) is made on April 23, 2020 by and between:

(1)                Kai Feng Finance Lease (Hangzhou) Co., Ltd., a limited liability company incorporated and existing in accordance with the laws of the People’s Republic China, with its registered address at: Room 1814, Unit 1, Building 3, Wanda Commercial Center, Gongshu District, Zhejiang Province (“Kai Feng”);

(2)                Youqin (Shanxi) Finance Lease Co., Ltd., a limited liability company incorporated and existing in accordance with the laws of the People’s Republic of China, with its registered address at: Block A-702, Midwest Lugang Finance Town, No.99 Gangwu Avenue, International Harbor District, Xi’an, Shaanxi Province (“Youqin”);

(3)                Youxin (Shanghai) Used Car Business Co., Ltd., a limited liability company incorporated and existing in accordance with the laws of the People’s Republic of China, with its registered address at: Room D-09, Floor 2, Building 1, No.198 Huashen Road, China (Shanghai) Pilot Free Trade Zone (“Youxin”);

(4)                Boyu Finance Lease (Tianjin) Co., Ltd., a limited liability company incorporated and existing in accordance with the laws of the People’s Republic of China, with its registered address at: No. 565 Lanzhou Road (6-4-47 Haize Logistics Park), Tianjin Pilot Free Trade Zone (Dongjiang Bonded Port Area) (“Boyu”);

(5)                Shenzhen Youxin Pengda Used Car Broker Co., Ltd., a limited liability company incorporated and existing in accordance with the laws of the People’s Republic of China, with its registered address at: Door 5, Youxin Pengcheng Used Car Transaction Market, at the intersection of Chaguang Road and Shigu Road, Xili Street, Nanshan District, Shenzhen (“Pengda”);

(6)                Chebole (Beijing) Information Technology Co., Ltd., a limited liability company incorporated and existing in accordance with the laws of the People’s Republic of China, with its registered address at: Room 323609, Building 5, Yard 1, Futong East Street, Chaoyang District, Beijing (“Chebole”);

(7)                Youfang (Beijing) Information Technology Co., Ltd., a limited liability company incorporated and existing in accordance with the laws of the People’s Republic of China, with its registered address at: Room 323609, Building 5, Yard 1, Futong East Street, Chaoyang District, Beijing (“Youfang”);

(8)                Youxin (Shanxi) Information Technology Group Co., Ltd., a limited liability company incorporated and existing in accordance with the laws of the People’s Republic of China, with its registered address at: Block A-701, Midwest Lugang Finance Town, No.99 Gangwu Avenue, International Harbor District, Xi’an (“Youxin Shanxi”, hereinafter referred to as “Transferor” individually or collectively with Kai Feng, Youqin, Youxin, Pengda, Autobole and Youfang);

(9)                Uxin Limited, a limited liability company incorporated and existing in accordance with the laws of the Cayman Islands, with its registered office at the offices of Maples Corporate Services Limited at PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands (“Uxin Cayman”);

(10)         The entities listed in Exhibit I (“Uxin Affiliates”, and each a “Uxin Affiliate”; Uxin Affiliates, Uxin Cayman and the Transferors are referred to as “Uxin Group Companies” and/or “Guarantors”, and each a “Uxin Group Company” and/or “Guarantor”);

(11)         Tianjin Wuba Rongxin Information Technology Co., Ltd., a limited liability company incorporated and existing in accordance with the laws of the People’s Republic of China, with its registered address at: Room 1840-130, Floor 18, Baofeng Building, No. 3678, Xinhua Road, Tianjin Pilot Free Trade Zone (CBD) (“Tianjin Wuba Rongxin” or “Transferee”);

(12)         Tianjin Wuba Jinfu Co., Ltd., a limited liability company incorporated and existing in accordance with the laws of the People’s Republic of China, with its registered address at: Room 1902, Floor 19, Jinzuo Plaza, No.5 Meiyuan Road, Huayuan Industrial Zone, Binhai Hi-tech District, Tianjin (“Tianjin Wuba Jinfu”); and

(13)         Wuba (Shenzhen) Finance Lease Co., Ltd., a limited liability company incorporated and existing in accordance with the laws of the People’s Republic of China, with its registered address at: Room 201, Building A, No.1 Qianwan Road (No. 1), Qianhai Shenzhen-Hong Kong Cooperation Zone, Shenzhen (resided in Shenzhen Qianhai Business Secretary Co., Ltd.) (“Wuba Finance Lease”, hereinafter referred to as “Wuba Parties” collectively with Tianjin Wuba Rongxin and Tianjin Wuba Jinfu).

For the purpose herein, each of the undersigned parties listed above is referred to herein individually as a “Party” and collectively as the “Parties”.

WHEREAS:

(1)                The Parties hereto have entered into the Assets Transfer Agreement (the “Assets Transfer Agreement” as set forth in in Exhibit II) on September 30, 2019. In accordance with such Assets Transfer Agreement, the Transferors agree to transfer the Underlying Assets (as defined in the Assets Transfer Agreement), as well as all corresponding rights and interests attached to such Underlying Assets, to the Transferee or its designated Persons.

(2)                With respect to the assets transfer and closing under the Assets Transfer Agreement, the Parties agree, through friendly consultations, to amend and supplement the Assets Transfer Agreement accordingly and agree as follows.

Upon mutual agreement, the Parties hereby agree as follows:

1                                        Definitions Clause

1.1                     In this Agreement, in addition to the terms defined in the text hereof, the following terms shall have the following meanings. For the avoidance of doubt, capitalized terms used in this Agreement shall have the meanings ascribed to them in the Assets Transfer Agreement unless otherwise stated in writing.

“Vehicle Finance Business” shall mean the used vehicle finance and leasing business for consumer users operated by Golden Pacer, a company incorporated under the Laws of the Cayman Islands (“Wuba Jinfu Cayman”) and group companies under the VIE structure Controlled by Wuba Jinfu Cayman (collectively, “Wuba Group Companies”) (for the avoidance of doubt, excluding the consumer finance business between Wuba Group Companies and consumers).

“Audited Net Profit Before Tax” shall mean the net profit that is determined by one of the Big Four accounting firms (PricewaterhouseCoopers, Deloitte, Ernst & Young, KPMG) appointed by Wuba Parties (the “Auditor”) in accordance with the recognition principle of net profit before tax of the U.S. GAAP. For the purpose of this Section, the Audited Net Profit Before Tax  does not include the net profit arising from the following acts: wrongful transfer of losses, costs or expenses, or wrongful transfer of income, profits or gains.

1.2                     Unless otherwise specified, any reference to a section, clause, list, exhibit or schedule of this Agreement is a reference to the section, clause, list, exhibit or schedule of this Agreement.

1.3                     Any reference to a decree, statute, regulation or ordinance shall be construed as a reference to such decree, statute, regulation or ordinance as from time to time in force, as amended, replaced or re-enacted and shall include any subordinate legislation made under it.

1.4                     Words such as “including” and other similar expressions are not intended to be restrictive and shall be construed as “including, without limitation.”

1.5                     Words importing the singular shall include the plural and vice versa; words importing a gender shall include all gender meanings.

1.6                     The table of contents and headings for this Agreement are for convenience only and do not affect in any way the content or interpretation of any term of this Agreement.

1.7                     The appendices and schedules are integral parts of this Agreement and have the same effect as the main content of this Agreement. All references to this Agreement include the appendices and schedules.

1.8                     References to writing or written shall include any mode of reproducing words in a legible and non-transitory form.

2                                        Supplementary Agreement

2.1                              Adjustment and Supplementary Agreement of Equity Transfer Consideration in Transfer Consideration

(1)         From the date hereof, Section 3.2.1 of the Assets Transfer Agreement is deleted in its entirety and shall no longer be legally binding. The payment in cash to be made by the Transferee to the Transferors with respect to the transfer of the Underlying Assets shall be made by the Transferee in accordance with Section 2.3 of the Supplementary Agreement to the Assets Transfer Agreement (for the avoidance of doubt, if pursuant to Section 2.3 hereof, the Transferee is not obliged to make payment to the Transferors and Uxin Group Companies, then the Transferee shall not be obliged to make any payment in cash to the Transferors and Uxin Group Companies in respect of the transfer of the Underlying Assets).

(2)         Upon the execution of this Agreement, Section 3.2.2 of the Assets Transfer Agreement is amended and replaced in its entirety as follows:

After the satisfaction of the following conditions, Uxin Cayman shall have the right to subscribe for the corresponding number of Series Angel Preferred Shares of Wuba Jinfu Cayman in accordance with this Agreement.

(i)                                     Upon the completion of this Transaction (as defined in the Assets Transfer Agreement), Wuba Group Companies shall, within 120 days after the end of the fiscal year 2020 (such period shall be reasonably extended if the Transaction cannot be consummated within such period for reasons attributable to Uxin Group Companies or other reasons not attributable to Wuba Group Companies), provide Uxin Group Companies with the audited financial report of the Vehicle Finance Business of Wuba Group Companies for the fiscal year 2020 (i.e. January 1, 2020 to December 31, 2020) (the “2020 Audited Financial Report”), and subscribe for the shares in accordance with the following:

a)                 If the Audited Net Profit Before Tax determined in the 2020 Audited Financial Report exceeds RMB600,000,000 (the “2020 Net Profit Indicator”), Uxin Cayman shall have the right, within ten (10) Business Days after the issuance of the 2020 Audited Financial Report (the “Type I 2020 Share Subscription Period”), to subscribe for up to [*] Series Angel Preferred Shares in the aggregate of Wuba Jinfu Cayman at the purchase price of US $0.00001 per share in accordance with this Agreement (the “2020 Share Subscription”).

b)                 If the Audited Net Profit Before Tax  determined in the 2020 Audited Financial Report fails to reach the 2020 Net Profit Indicator, Uxin Group Company shall determine whether it will exercise the following objection review right within ten (10) Business Days after the receipt of the 2020 Audited Financial Report provided by Wuba Group Companies (the “2020 Statements Verification Period”);

If Uxin Group Companies raise an objection during the 2020 Statements Verification Period, Uxin Group Companies and the Wuba Group Companies shall jointly appoint an accounting firm to review the 2020 Audited Financial Reports or, if the accounting firm cannot be selected within ten (10) Business Days after the end of the 2020 Statement Verification Period, one of PricewaterhouseCoopers, Deloitte, KPMG and Ernst & Young shall be selected to conduct such review, the review results shall be binding upon the Parties and the review costs shall be borne by Uxin Group Companies. If, according to the aforesaid review results, the actual 2020 net profit before tax of the Vehicle Finance Business of Wuba Group Companies exceeds the 2020 Net Profit Indicator, the Uxin Group Companies shall be entitled to complete the 2020 Share Subscription within ten (10) Business Days after receiving such review results (the “Type II 2020 Share Subscription Period”, and any Type I 2020 Share Subscription Period, Type II 2020 Share Subscription Period are referred to as the “2020 Share Subscription Period”).

For the avoidance of doubt,

(x) If Uxin Group Company fails to propose in writing to exercise the aforesaid objection review process during the 2020 Statements Verification Period or acknowledges the 2020 Audited Financial Report during the 2020 Statements Verification Period, or the review results of the accounting firm selected by the Parties in accordance with Section 2.1(2)(i)b) above show that the Audited Net Profit Before Tax  of Vehicle Finance Business of Wuba Group Companies for the fiscal year 2020 fails to reach the 2020 Net Profit Indicator, the rights corresponding to the 2020 Share Subscription will automatically terminate, respectively at the end of the 2020 Statement Verification Period or on the date acknowledged by Uxin Group Company or on the date on which the review results by the accounting firm selected according to Section 2.1(2)(i)b) are issued, as the case may be;

(y) If the Audited Net Profit Before Tax of the Vehicle Finance Business of WuBa Group Companies in the fiscal year 2020 reaches the 2020 Net Profit Indicator while Uxin Cayman fails to complete the 2020 Share Subscription within the 2020 Share Subscription Period, the right corresponding to the 2020 Share Subscription shall automatically terminate on the date of expiration of the 2020 Share Subscription Period;

(z) If the Audited Net Profit Before Tax of the Vehicle Finance Business of Wuba Group Companies in the fiscal year 2020 reaches the 2020 Net Profit Indicator, Unix Cayman may only subscribe for the corresponding Series Angel Preferred Shares of Wuba Jinfu Cayman once during the 2020 Share Subscription Period, and the part of unsubscribed shares shall automatically terminate upon the expiration of the 2020 Share Subscription Period;

(yy) The Series Angel Preferred Shares of Wuba Jinfu Cayman acquired by Uxin Cayman through the 2020 Share Subscription pursuant to this Agreement shall have substantially the same rights as the class of rights of the Series Angel Preferred Shares of Wuba Jinfu Cayman acquired by 58.com Inc. as of or immediately following the Closing of the Transaction (except for the right to appoint directors and the rights difference arising from different shareholding percentages), and shall perform the obligations for the Series Angel Preferred Shares of Wuba Jinfu Cayman acquired by 58.com Inc.as of or immediately following the Closing of the Transaction (for the avoidance of doubt, the foregoing obligations exclude the non-competition obligations by Wuba group companies (i.e., 58.com Inc. and its subsidiaries and Controlled entities); provided that Uxin Cayman shall perform its non-competition obligations in accordance with the Assets Transfer Agreement);

(ii)                                  Upon the consummation of the Transaction, Wuba Group Companies shall, within 120 days after the end of the fiscal year 2021 (such period shall be reasonably extended if the Transaction cannot be consummated within such period for reasons attributable to Uxin Group Companies or other reasons not attributable to Wuba Group Companies), provide Uxin Group Companies with the audited financial report of the Vehicle Finance Business of Wuba Group Companies of the Vehicle Finance Business for the fiscal year 2021 (i.e. January 1, 2021 to December 31, 2021) (the “2021 Audited Financial Report”), and subscribe for the shares based on the following:

a)                 If the Audited Net Profit Before Tax determined in the 2021 Audited Financial Report exceeds RMB1,200,000,000 (the “2021 Net Profit Indicator”), Uxin Cayman shall have the right, within ten (10) Business Days after the issuance of the 2020 Audited Financial Report (“Type I 2021 Share Subscription Period”), to subscribe for up to [*] Series Angel Preferred Shares in the aggregate of Wuba Jinfu Cayman at the purchase price of US$0.00001 per share in accordance with this Agreement (the “2021 Share Subscription”).

b)                 If the Audited Net Profit Before Tax as determined in the 2021 Audited Financial Report fails to  reach the 2021 Net Profit Indicator, Uxin Group Companies shall determine whether it will exercise the following objection review right within ten (10) Business Days after the receipt of the 2021 Audited Financial Report provided by Wuba Group Companies (the “2021 Statements Verification Period”);

If Uxin Group Companies raise an objection during the 2021 Statements Verification Period, Uxin Group Companies and the Wuba Group Companies shall jointly appoint an accounting firm to review the 2021 Audited Financial Reports or, if the accounting firm cannot be selected within ten (10) Business Days after the end of the 2021 Statements Verification Period, one of PricewaterhouseCoopers, Deloitte, KPMG and Ernst & Young shall be selected to conduct such review, the review results shall be binding upon the Parties and the review costs shall be borne by Uxin Group Companies. If, according to the aforesaid review results, the actual 2021 net profit before tax of the Vehicle Finance Business of Wuba Group Companies exceeds the 2021 Net Profit Indicator, the Uxin Group Companies shall be entitled to complete the 2021 Share Subscription within ten (10) Business Days after receiving such review results (the “Type II 2021 Share Subscription Period”, and any Type I 2021 Share Subscription Period, Type II 2021 Share Subscription Period are referred to as the “2021 Share Subscription Period”)

For the avoidance of doubt,

(x) If Uxin Group Company fails to purpose in writing to exercise the aforesaid objection review process during the 2021 Statements Verification Period or acknowledges the 2021 Audited Financial Report during the 2021 Statements Verification Period, or the review results of the accounting firm selected by the Parties in accordance with Section 2.1(2)(ii)b) above show that the Audited Net Profit Before Tax of the Vehicle Finance Business of Wuba Group Companies for the fiscal year 2021 fails to reach the 2021 Net Profit Indicator, the rights corresponding to the 2021 Share Subscription will automatically terminate, respectively, at the end of the 2021 Statement Verification Period or on the date acknowledged by Uxin Group Company or on the date on which the review results by the accounting firm selected in Section 2.1(2)(ii)b) are issued, as the case may be;

(y) If the Audited Net Profit Before of the Vehicle Finance Business of Wuba Group Companies in the fiscal year 2021 reaches the 2021 Net Profit Indicator while Uxin Cayman fails to complete the 2021 Share Subscription during the 2021 Share Subscription Period, the right corresponding to the 2021 Share Subscription shall automatically terminate on the expiration date of the 2021 Share Subscription Period;

(z) If the Audited Net Profit Before Tax of the Vehicle Finance Business of Wuba Group Companies in the fiscal year 2021 reaches the 2021 Net Profit Indicator, the Uxin Cayman may only subscribe for the corresponding Series Angel Preferred Shares of Wuba Jinfu Cayman for once during the 2021 Share Subscription Period, and the part of unsubscribed shares shall automatically terminate upon expiration of the 2021 Share Subscription Period;

(yy) the Series Angel Preferred Shares of Wuba Jinfu Cayman acquired by Uxin Cayman through the 2021 Share Subscription pursuant to this Agreement shall have substantially the same rights as the class of rights of the Series Angel Preferred Shares of Wuba Jinfu Cayman acquired by 58.com Inc.as of or immediately following the Closing of the Transaction  (except for the right to appoint directors and the rights difference arising from different shareholding percentages), and shall perform the obligations for the Series Angel Preferred Shares of Wuba Jinfu Cayman acquired by 58.com Inc. as of or immediately following the Closing of the Transaction (for the avoidance of doubt, the foregoing obligations exclude the non-competition obligations by Wuba group companies (i.e., 58.com Inc. and its subsidiaries and Controlled entities), provided that Uxin Cayman shall perform its non-competition obligations in accordance with the Assets Transfer Agreement);

(3)         From the date hereof, Section 3.2.2 and 3.3 of the Assets Transfer Agreement shall automatically terminate and cease to have any legal binding effect on the Parties.

(4)         From the date hereof, the Domestic Capital Increase Agreement of the Transferor (as defined in the Assets Transfer Agreement) and the Offshore Capital Increase Agreement of the Transferor (as defined in the Assets Transfer Agreement) executed at the execution of the Assets Transfer Agreement shall terminate by execution of the corresponding termination agreement at the same time.

(5)         From the date hereof, the terms of the Assets Transfer Agreement and other Transaction Documents relating to this Transaction in respect of SHA (as defined in the Assets Transfer Agreement) and MA (as defined in the Assets Transfer Agreement) shall terminate and not be legally binding upon the Transferor and relevant Uxin Group Companies; for the avoidance of doubt, the Share Purchase Agreement entered into by and among 58.com Inc., Wuba Jinfu Cayman and other relevant parties as of September 30, 2019 shall continue to be effective, and 58.com Inc. shall continue to be entitled to subscribe for [*] Series Angel Preferred Shares of Wuba Jinfu Cayman simultaneously with the Closing of this Transaction in accordance with the aforesaid Share Purchase Agreement.

2.2                              Execution Arrangement of the XW Bank Contract and Disposal of the Underlying Assets

(1)         The Parties acknowledge and agree that, with respect to the Underlying Assets listed in the Appendix V Row B to the Assets Transfer Agreement of the Assets of the Transferable Security Deposit, the relevant parties of the Transferors, relevant parties of the Transferee and the corresponding funding parties have entered into the financing parties agreement (i.e., the Rights and Obligations Transfer Agreement, the “XW Bank Assets Transfer Agreement”) on November 6, 2019 in accordance with the Assets Transfer Agreement so as to satisfy the closing conditions in Section 4.5.13 of the Assets Transfer Agreement and the Underlying Assets listed in Appendix V Row B to the Assets Transfer Agreement shall be the “Underlying Assets” referred to in the XW Bank Assets Transfer Agreement (the “XW Bank Underlying Assets”).

(2)         For the avoidance of doubt, notwithstanding any other provisions to the contrary in the Assets Transfer Agreement, with respect to the XW Bank Assets Transfer Agreement and the corresponding succeeding XW Bank Underlying Assets, the cut-off date of such XW Bank Underlying Assets shall be the date on which the XW Bank Assets Transfer Agreement is actually executed. I.e., with respect to the XW Bank Underlying Assets which are assumed by the Transferee through the execution of the XW Bank Assets Transfer Agreement, the date when such XW Bank Underlying Assets are transferred shall be the actual execution date of the XW Bank Assets Transfer Agreement, and the cut-off date of such XW Bank Underlying Assets under the Assets Transfer Agreement and other relevant provisions under the Assets Transfer Agreement and other Transaction Documents shall be adjusted to the date when the XW Bank Assets Transfer Agreement is actually executed.

2.3                              Subsequent Arrangements for the XW Bank Underlying Assets

(i)                                     With respect to the XW Bank Underlying Assets, during the period from the date hereof to April 30, 2021, the Wuba Party shall: (x) within fifteen (15) Business Days after the end of June 30, 2020, provide or update to Uxin Group Companies the cumulative cash flow and relevant details corresponding to the XW Bank Underlying Assets from the date of signing the XW Bank Assets Transfer Agreement to June 30, 2020, and cooperate with Uxin Group to complete the verification of such cumulative cash flow of the XW Bank Underlying Assets; and (y) within fifteen (15) Business Days after the end of each quarter from July 1, 2020 to April 30, 2021, provide or update to Unix Group Companies the cumulative cash flow and relevant details corresponding to the XW Bank Underlying Assets from the date of signing the XW Bank Assets Transfer Agreement to the end of such quarter, and cooperate with Uxin Group Companies to complete the verification of such cumulative cash flow of the XW Bank Underlying Assets.

(ii)                                  With respect to the XW Bank Underlying Assets, starting from May 1, 2021, the Wuba Party shall, within fifteen (15) Business Days after the end of each calendar month (for the avoidance of doubt, including April 2021) (“Provision Period for NW Cash Flow”), provide or update to Uxin Group Companies the accumulated cash flow and the relevant details corresponding to the XW Bank Underlying Assets from the date of signing the XW Bank Assets Transfer Agreement to the end of such calendar month.

(iii)                               Uxin Group Companies shall, within five (5) Business Days after the end of Provision Period for NW Cash Flow of each calendar month, complete the verification of the information on the accumulated cash flow of the XW Bank Underlying Assets. Any disputes between Wuba Group Companies and Uxin Group Companies over the amount of accumulated cash flow from the the XW Bank Underlying Assets shall be resolved through friendly consultation.

(iv)                              With respect to the XW Bank Underlying Assets, commencing from May 1, 2021 (for the avoidance of doubt, including April 2021), if, in a calendar month the accumulated cash flow corresponding to the XW Bank Underlying Assets as confirmed by Uxin Group Company and Wuba Party based on the above mechanism is greater than 0, within two (2) Business Days after the verification and confirmation based on the above mechanism of the accumulated cash flow of the XW Bank Underlying Assets of such calendar month, the Wuba Party shall pay 85% of: (i) the accumulated positive cash flow of such XW Bank Underlying Assets as of such calendar month, minus (ii) the corresponding amount of estimated bad debt cash flow mismatch adjustment to the XW Bank Underlying Assets as confirmed by the Uxin Group Companies and Wuba Group Companies, to the bank account designated by the Transferor.

For the avoidance of doubt, for the purposes of this Agreement, the following definitions or calculation standards shall apply to the cash flow described in the XW Bank Underlying Assets: Accumulated cash flow corresponding to a natural month = X-Y-Z ÷ 85%

Specifically, X refers to the total amount of cash reflow of the XW Bank Underlying Assets generated from the date of signing the XW Bank Assets Transfer Agreement to the end of such calendar month (release of deposits corresponding to the XW Bank Underlying Assets, refund by consumers after Wuba Parties’ repurchasing XW Bank Underlying Assets upon repayment, the collection of payment from disposal of finance vehicle’s including consumers’ returning vehicles and post-loan collecting vehicles and other cash income generated from XW Bank Underlying Assets (if any));

Y refers to the accumulative costs and expenses and the repurchase obligations (compensation expenditure, repurchase expenditure, consumer collection expenditure, vehicle disposal expenditure and other post-loan service costs and expenses corresponding to the XW Bank Underlying Assets), interest income payable to banks and other costs, expenses and expenditure arising from XW Bank Underlying Assets (if any), incurred from the date of signing the XW Bank Assets Transfer Agreement to the end of such calendar month;

Z refers to the amount of positive cash flow already paid by Wuba Parties to the bank account designated by the Transferors in accordance with this section as of such calendar month.

(v)                                 For the avoidance of doubt, the Parties understand and confirm that, unless otherwise agreed to by the Parties:

(a) From the execution of this Agreement to April 30, 2021, regardless of the monthly cash flow corresponding to the XW Bank Underlying Assets, Wuba Parties shall have no obligation to pay any costs and expenses to the Transferor;

(b) From May 1, 2021, if the monthly cash flow of the XW Bank Underlying Assets is 0 or negative in a calendar month, Wuba Parties shall have no obligation to pay any costs or expenses to the Transferor;

(c) With respect to the XW Bank Underlying Assets, except for the settlement arrangement set forth in Section 2.3 (iv) above and otherwise agreed herein, Wuba Parties shall have no obligation to pay any fees to the Transferor and its Affiliates and all settlement arrangements shall be made only with respect to the XW Bank Underlying Assets.

(vi)                              The Parties understand and acknowledge that, the abovementioned arrangement of this Section 2.3 shall not affect the acquisition of the complete ownership and the corresponding full rights and interests attached of the relative Underlying Assets by the Transferee and/or its designated entity prior to or on the Closing Date or the Cut-Off Date (subject to the Assets Transfer Agreement and the Supplementary Agreement to the Assets Transfer Agreement) in accordance with the provisions of the Assets Transfer Agreement and the Supplementary Agreement to the Assets Transfer Agreement.

2.4                              Account Arrangement

(1)         As of the date hereof, Uxin Group Companies shall completely and truthfully disclose to the Transferee all the bank accounts, receipt accounts, payment accounts and similar receipt and payment instruments (the “Receipt Accounts”) relating to the XW Bank Underlying Assets of Transferor and relevant Uxin Group Companies (as set forth in Exhibit III hereto for details). Transferors and relevant Uxin Group Companies shall ensure that such Receipt Accounts are all the bank accounts, payment accounts and receipt accounts and similar receipt and payment instruments of the Transferors and relevant Uxin Group Companies relating to the XW Bank Underlying Assets.

(2)         With respect to such Receipt Accounts, the Parties shall continue to complete corresponding co-management arrangement and settle on a monthly or weekly basis according to the settlement amount, pursuant to Section 2.5(5)(ii) of the Assets Transfer Agreement. For the avoidance of any doubt, the “Fund Collection Account” involved in Paragraph 2 of Article 2.5(5) of the Assets Transfer Agreement shall be updated as an entirety to the accounts listed in Exhibit III hereof, and the “Underlying Assets” involved in Article 2.5(5) of the Assets Transfer Agreement shall only refer to the XW Bank Underlying Assets.

3                                        Taxes and Fees

Unless otherwise provided for herein, the Transferors shall jointly and severally bear any taxes and fees arising out of this Transaction and in connection with the arrangements contemplated hereby, while Wuba Parties and their designated person shall not bear any taxes and fees arising out of this Transaction and the arrangements contemplated hereby.

4                                        Representations and warranties

Representations and Warranties of the Parties. Each Party hereto represents and warrants to the other Parties as of the execution date and the Closing Date as follows:

4.1.1                    Such Party is a company duly registered and validly existing under applicable Laws;

4.1.2                    The execution and delivery of the Transaction Documents, performance of all obligations under the Transaction Documents and consummation of the Transaction Documents and other actions by such Party have been made by all necessary actions and have obtained full and necessary authorization; such Party has full capacity for civil conduct and civil rights to execute the Transaction Documents, perform all obligations thereunder and consummate the Transaction Documents; upon execution, the Transaction Documents shall be legally binding upon such Party;

4.1.3                    The execution of this Agreement and other Transaction Documents by such Party does not conflict with its articles of association or any contracts or documents to which it is a party, nor does it violate any court judgments, arbitration awards or decisions of any administrative authorities.

5                                        Modification and Termination

5.1                              This Agreement may be amended or modified by the Parties through mutual consultation. Any amendment or modification shall be made in writing and become effective upon execution by the Parties hereto.

5.2                              This Agreement may be terminated in any of the following circumstances:

5.2.1                              By mutual written consent of the Parties;

5.2.2                              Upon termination or rescission of the Assets Transfer Agreement.

5.3                              After termination of this Agreement, all rights and obligations of the Parties hereunder shall terminate. A Party shall have no other right of claim against the other Parties under this Agreement or for the rescission of this Agreement, except for the liabilities arising from breach of this Agreement.

6                                        Miscellaneous

6.1                              This Agreement shall become effective upon signature or seal by the Parties.

For matters not covered by this Agreement, the Parties shall enter into a supplementary agreement through consultations. Such supplementary agreement shall have the same legal effect as this Agreement. Modification of this Agreement shall be made in writing through consultations and become effective on the date when the Parties affix their signatures or seals to this Agreement.

6.2                              None of the Parties shall assign their respective rights and obligations under this Agreement to any third party without the prior written consent from the other Parties.

6.3                              This Agreement represents the entire agreement of the Parties with respect to the subject matter hereof and supersedes and replaces any other written or oral agreement or document executed by the Parties with respect to the subject matter hereof. The Parties acknowledge and agree that, in the event of any conflict or discrepancy between the Assets Transfer Agreement and this Agreement, this Agreement shall prevail with respect to the rights and obligations of the Parties. Except for the supplement, amendment and update to the Assets Transfer Agreement as provided in Section 2 hereof, the other terms of the Assets Transfer Agreement shall remain effective and legally binding upon the parties hereto.

6.4                              If any term of this Agreement is void or unenforceable due to any applicable Law, such term shall be deemed to have never existed and the validity of other terms of this Agreement shall not be affected. The Parties hereto shall negotiate and agree upon the new provisions to the extent compliance with the Laws so as to ensure that the original provisions are fulfilled to the greatest extent possible.

6.5                              No delay or omission by any Party to exercise any right, power or remedy accruing to any other Party upon any breach or default of this Agreement, shall impair such right, power or remedy of such Party nor shall it be construed to be a waiver of such breach or default, or an acquiescence therein, or of or in any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent, approval of breach or default of any nature or character of this Agreement, or any waiver of any terms or conditions of this Agreement, must be in writing and shall be effective only to the extent set forth in such writing. Any remedies provided for in this Agreement or by Law or otherwise to any party, shall be cumulative, and not alternative but exclusive.

6.6                              Expense. Unless otherwise agreed in this Agreement, each Party shall bear its own expenses (including but not limited to professional service fees such as auditing, finance and legal and other expenses) arising from or in connection with the transaction contemplated herein.

6.7                              “Section 8 Liabilities for Breach”, “Section 10 Confidentiality”, “Section 11 Governing Laws and Dispute Resolution” and “Section 12.7 Notice and Service” of the Assets Transfer Agreement shall be applicable to this Agreement in the same manner.

6.8                              In the event that a separate agreement is executed in accordance with the forms of the governmental authorities is required for the purpose of requesting performance of a specific act from any Governmental Authority in connection with the transactions contemplated by this Agreement, this Agreement shall have full priority over such separate agreement and such agreement may only be used to request performance of such specific act from the Governmental Authority and shall not be used to establish and prove the rights and obligations of relevant Parties with respect to the matters stipulated hereunder.

6.9                              This Agreement is written in Chinese and executed in ten counterparts, five of which shall be held by the Transferors and Uxin Group Companies and five of which shall be held by Wuba Parties, all of which shall have the same effect.

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[Signature Page to the Supplementary Agreement to Assets Transfer Agreement]

In witness whereof, this Agreement is signed by the duly authorized representatives of the following parties on the date first above written:

Kai Feng Finance Lease (Hangzhou) Co., Ltd. (company stamp)

Signature:	/s/ Zhen Zeng
Name: Zhen Zeng

[Signature Page to the Supplementary Agreement to Assets Transfer Agreement]

In witness whereof, this Agreement is signed by the duly authorized representatives of the following parties on the date first above written:

Youqin (Shaanxi) Finance Lease Co., Ltd. (company stamp)

Signature:	/s/ Xia Gao
Name: Xia Gao

[Signature Page to the Supplementary Agreement to Assets Transfer Agreement]

In witness whereof, this Agreement is signed by the duly authorized representatives of the following parties on the date first above written:

Youxin (Shanghai) Used Car Business Co., Ltd. (company stamp)

Signature:	/s/ Xia Gao
Name: Xia Gao

[Signature Page to the Supplementary Agreement to Assets Transfer Agreement]

In witness whereof, this Agreement is signed by the duly authorized representatives of the following parties on the date first above written:

Boyu Finance Lease (Tianjin) Co., Ltd. (company stamp)

Signature:	/s/ Zhen Zeng
Name: Zhen Zeng

[Signature Page to the Supplementary Agreement to Assets Transfer Agreement]

In witness whereof, this Agreement is signed by the duly authorized representatives of the following parties on the date first above written:

Shenzhen Youxin Pengda Used Car Broker Co., Ltd. (company stamp)

Signature:	/s/ Yong Liu
Name: Yong Liu

[Signature Page to the Supplementary Agreement to Assets Transfer Agreement]

In witness whereof, this Agreement is signed by the duly authorized representatives of the following parties on the date first above written:

Uxin Limited

Signature	/s/ Kun Dai
Name: Kun Dai

[Signature Page to the Supplementary Agreement to Assets Transfer Agreement]

In witness whereof, this Agreement is signed by the duly authorized representatives of the following parties on the date first above written:

UcarEase Holding Limited

Signature:	/s/ Kun Dai
Name: Kun Dai

[Signature Page to the Supplementary Agreement to Assets Transfer Agreement]

In witness whereof, this Agreement is signed by the duly authorized representatives of the following parties on the date first above written:

GloryFin International Group Holding Company Limited

(錦融國際控股集團有限公司)

Signature:	/s/ Zhen Zeng
Name: Zhen Zeng

[Signature Page to the Supplementary Agreement to Assets Transfer Agreement]

In witness whereof, this Agreement is signed by the duly authorized representatives of the following parties on the date first above written:

HONGKONG QUEEN’S TECHNOLOGY CO., LIMITED

(香港皇后科技有限公司)

Signature:	/s/ Kun Dai
Name: Kun Dai

[Signature Page to the Supplementary Agreement to Assets Transfer Agreement]

In witness whereof, this Agreement is signed by the duly authorized representatives of the following parties on the date first above written:

Shenzhen Chunxinboye Co., Ltd.

Signature:	/s/ Kun Dai
Name: Kun Dai

[Signature Page to the Supplementary Agreement to Assets Transfer Agreement]

In witness whereof, this Agreement is signed by the duly authorized representatives of the following parties on the date first above written:

Minrui Finance Lease (Shenzhen) Co., Ltd. (official stamp)

Signature:	/s/ Zhen Zeng
Name: Zhen Zeng

[Signature Page to the Supplementary Agreement to Assets Transfer Agreement]

In witness whereof, this Agreement is signed by the duly authorized representatives of the following parties on the date first above written:

Xi’an Youxin Pengjia Used Car Broker Co., Ltd. (company stamp)

Signature:	/s/ Yukai Ren
Name: Yukai Ren

[Signature Page to the Supplementary Agreement to Assets Transfer Agreement]

In witness whereof, this Agreement is signed by the duly authorized representatives of the following parties on the date first above written:

Xi’an Youxin Pengxin Used Car Broker Co., Ltd. (company stamp)

Signature:	/s/ Yukai Ren
Name: Yukai Ren

[Signature Page to the Supplementary Agreement to Assets Transfer Agreement]

In witness whereof, this Agreement is signed by the duly authorized representatives of the following parties on the date first above written:

Youyuan (Beijing) Information Technology Co., Ltd. (company stamp)

Signature:	/s/ Zhen Zeng
Name: Zhen Zeng

[Signature Page to the Supplementary Agreement to Assets Transfer Agreement]

In witness whereof, this Agreement is signed by the duly authorized representatives of the following parties on the date first above written:

Youxinpai (Beijing) Information Technology Co., Ltd. (company stamp)

Signature:	/s/ Zhen Zeng
Name: Zhen Zeng

[Signature Page to the Supplementary Agreement to Assets Transfer Agreement]

In witness whereof, this Agreement is signed by the duly authorized representatives of the following parties on the date first above written:

Youxin Hulian (Beijing) Information Technology Co., Ltd. (company stamp)

Signature:	/s/ Zhen Zeng
Name: Zhen Zeng

[Signature Page to the Supplementary Agreement to Assets Transfer Agreement]

In witness whereof, this Agreement is signed by the duly authorized representatives of the following parties on the date first above written:

Yougu (Shanghai) Information Technology Co., Ltd. (company stamp)

Signature:	/s/ Zhen Zeng
Name: Zhen Zeng

[Signature Page to the Supplementary Agreement to Assets Transfer Agreement]

In witness whereof, this Agreement is signed by the duly authorized representatives of the following parties on the date first above written:

Chebole (Beijing) Information Technology Co., Ltd. (company stamp)

Signature:	/s/ Zhen Zeng
Name: Zhen Zeng

[Signature Page to the Supplementary Agreement to Assets Transfer Agreement]

In witness whereof, this Agreement is signed by the duly authorized representatives of the following parties on the date first above written:

Youfang (Beijing) Information Technology Co., Ltd. (company stamp)

Signature:	/s/ Zhen Zeng
Name: Zhen Zeng

[Signature Page to the Supplementary Agreement to Assets Transfer Agreement]

In witness whereof, this Agreement is signed by the duly authorized representatives of the following parties on the date first above written:

Youxin (Shaanxi) Information Technology Group Co., Ltd. (company stamp)

Signature:	/s/ Zhen Zeng
Name: Zhen Zeng

[Signature Page to the Supplementary Agreement to Assets Transfer Agreement]

In witness whereof, this Agreement is signed by the duly authorized representatives of the following parties on the date first above written:

Tianjin Wuba Rongxin Information Technology Co., Ltd. (company stamp)

Signature:	/s/ Ligang Chang
Name: Ligang Chang
Position:

Wuba (Shenzhen) Finance Lease Co., Ltd.

Signature:	/s/ Fudong Zhou
Name: Fudong Zhou
Position:

Tianjin Wuba Jinfu Co., Ltd. (company stamp)

Signature:	/s/ Jinbo Yao
Name: Jinbo Yao
Position:

SUPPLEMENTAL AGREEMENT TO

ASSETS TRANSFER AGREEMENT

April 23, 2020

39

Supplemental Agreement to Assets Transfer Agreement

This Supplemental Agreement to Assets Transfer Agreement (this “Agreement” or this “Supplemental Agreement”) is made on April 23, 2020 by and between:

(14)         Kai Feng Finance Lease (Hangzhou) Co., Ltd., a limited liability company incorporated and existing in accordance with the laws of the People’s Republic China, with its registered address at: Room 1814, Unit 1, Building 3, Wanda Commercial Center, Gongshu District, Zhejiang Province (“Kai Feng”);

(15)         Youqin (Shanxi) Finance Lease Co., Ltd., a limited liability company incorporated and existing in accordance with the laws of the People’s Republic of China, with its registered address at: Block A-702, Midwest Lugang Finance Town, No.99 Gangwu Avenue, International Harbor District, Xi’an, Shaanxi Province (“Youqin”);

(16)         Youxin (Shanghai) Used Car Business Co., Ltd., a limited liability company incorporated and existing in accordance with the laws of the People’s Republic of China, with its registered address at: Room D-09, Floor 2, Building 1, No.198 Huashen Road, China (Shanghai) Pilot Free Trade Zone (“Youxin”);

(17)         Boyu Finance Lease (Tianjin) Co., Ltd., a limited liability company incorporated and existing in accordance with the laws of the People’s Republic of China, with its registered address at: No. 565 Lanzhou Road (6-4-47 Haize Logistics Park), Tianjin Pilot Free Trade Zone (Dongjiang Bonded Port Area) (“Boyu”);

(18)         Shenzhen Youxin Pengda Used Car Broker Co., Ltd., a limited liability company incorporated and existing in accordance with the laws of the People’s Republic of China, with its registered address at: Door 5, Youxin Pengcheng Used Car Transaction Market, at the intersection of Chaguang Road and Shigu Road, Xili Street, Nanshan District, Shenzhen (“Pengda”);

(19)         Chebole (Beijing) Information Technology Co., Ltd., a limited liability company incorporated and existing in accordance with the laws of the People’s Republic of China, with its registered address at: Room 323609, Building 5, Yard 1, Futong East Street, Chaoyang District, Beijing (“Chebole”);

(20)         Youfang (Beijing) Information Technology Co., Ltd., a limited liability company incorporated and existing in accordance with the laws of the People’s Republic of China, with its registered address at: Room 323609, Building 5, Yard 1, Futong East Street, Chaoyang District, Beijing (“Youfang”);

(21)         Youxin (Shanxi) Information Technology Group Co., Ltd., a limited liability company incorporated and existing in accordance with the laws of the People’s Republic of China, with its registered address at: Block A-701, Midwest Lugang Finance Town, No.99 Gangwu Avenue, International Harbor District, Xi’an (“Youxin Shanxi”, hereinafter referred to as “Transferor” individually or collectively with Kai Feng, Youqin, Youxin, Pengda, Autobole and Youfang);

(22)         Uxin Limited, a limited liability company incorporated and existing in accordance with the laws of the Cayman Islands, with its registered office at the offices of Maples Corporate Services Limited at PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands (“Uxin Cayman”);

(23)         The entities listed in Exhibit I (“Uxin Affiliates”, and each a “Uxin Affiliate”; Uxin Affiliates, Uxin Cayman and the Transferors are referred to as “Uxin Group Companies” and/or “Guarantors”, and each a “Uxin Group Company” and/or “Guarantor”);

(24)         Tianjin Wuba Rongxin Information Technology Co., Ltd., a limited liability company incorporated and existing in accordance with the laws of the People’s Republic of China, with its registered address at: Room 1840-130, Floor 18, Baofeng Building, No. 3678, Xinhua Road, Tianjin Pilot Free Trade Zone (CBD) (“Tianjin Wuba Rongxin” or “Transferee”);

(25)         Tianjin Wuba Jinfu Co., Ltd., a limited liability company incorporated and existing in accordance with the laws of the People’s Republic of China, with its registered address at: Room 1902, Floor 19, Jinzuo Plaza, No.5 Meiyuan Road, Huayuan Industrial Zone, Binhai Hi-tech District, Tianjin (“Tianjin Wuba Jinfu”); and

(26)         Wuba (Shenzhen) Finance Lease Co., Ltd., a limited liability company incorporated and existing in accordance with the laws of the People’s Republic of China, with its registered address at: Room 201, Building A, No.1 Qianwan Road (No. 1), Qianhai Shenzhen-Hong Kong Cooperation Zone, Shenzhen (resided in Shenzhen Qianhai Business Secretary Co., Ltd.) (“Wuba Finance Lease”, hereinafter referred to as “Wuba Parties” collectively with Tianjin Wuba Rongxin and Tianjin Wuba Jinfu).

For the purpose herein, each of the undersigned parties listed above is referred to herein individually as a “Party” and collectively as the “Parties”.

WHEREAS:

(3)                The Parties hereto have entered into the Assets Transfer Agreement (the “Assets Transfer Agreement” as set forth in in Appendix II) on September 30, 2019. In accordance with such Assets Transfer Agreement, the Transferors agree to transfer the Underlying Assets (as defined in the Assets Transfer Agreement), as well as all corresponding rights and interests attached to such Underlying Assets, to the Transferee or its designated Persons.

(4)                With respect to the assets transfer and closing under the Assets Transfer Agreement, the Parties agree, through friendly consultations, to amend and supplement the Assets Transfer Agreement accordingly and agree as follows.

Upon mutual agreement, the Parties hereby agree as follows:

7                                        Definitions Clause

1.9                     Unless otherwise specified, any reference to a section, clause, list, exhibit or schedule of this Agreement is a reference to the section, clause, list, exhibit or schedule of this Agreement.

1.10              Any reference to a decree, statute, regulation or ordinance shall be construed as a reference to such decree, statute, regulation or ordinance as from time to time in force, as amended, replaced or re-enacted and shall include any subordinate legislation made under it.

1.11              Words such as “including” and other similar expressions are not intended to be restrictive and shall be construed as “including, without limitation.”

1.12              Words importing the singular shall include the plural and vice versa; words importing a gender shall include all gender meanings.

1.13              The table of contents and headings for this Agreement are for convenience only and do not affect in any way the content or interpretation of any term of this Agreement.

1.14              The appendices and schedules are integral parts of this Agreement and have the same effect as the main content of this Agreement. All references to this Agreement include the appendices and schedules.

1.15              References to writing or written shall include any mode of reproducing words in a legible and non-transitory form.

8                                        Supplementary Agreement

8.1                              Execution Arrangement of the XW Bank Contract and Disposal of the Underlying Assets

(3)         The Parties acknowledge and agree that, with respect to the Underlying Assets listed in the Appendix V Row B to the Assets Transfer Agreement of the Assets with Transferable Security Deposit, the relevant parties of the Transferors, relevant parties of the Transferee and the corresponding funding parties have entered into the financing parties agreement (i.e., the Rights and Obligations Transfer Agreement, the “XW Bank Assets Transfer Agreement”) on November 6, 2019 in accordance with the Assets Transfer Agreement so as to satisfy the closing conditions in Article 4.5.13 of the Assets Transfer Agreement, and the Underlying Assets listed in Appendix V Row B to the Assets Transfer Agreement shall be the “Underlying Assets” referred to in the XW Bank Assets Transfer Agreement (the “XW Bank Underlying Assets”).

(4)         For the avoidance of doubt, notwithstanding any other provisions to the contrary in the Assets Transfer Agreement, with respect to the XW Bank Assets Transfer Agreement and the corresponding succeeding XW Bank Underlying Assets, the  cut-off date of such XW Bank Underlying Assets shall be the date on which the XW Bank Assets Transfer Agreement is actually executed. I.e., with respect to the XW Bank Underlying Assets which are assumed by the Transferee through the execution of the XW Bank Assets Transfer Agreement, the date when such XW Bank Underlying Assets are transferred shall be the actual execution date of the XW Bank Assets Transfer Agreement, and the cut-off date of such XW Bank Underlying Assets under the Assets Transfer Agreement and other relevant provisions under the Assets Transfer Agreement and other Transaction Documents shall be adjusted to the date when the XW Bank Assets Transfer Agreement is actually executed.

8.2                              Disposal of Other Underlying Assets

(1)         The Parties acknowledge and agree to adjust the scope of the Assets with Transferable Security Deposit under the Assets Transfer Agreement and delete the assets corresponding to WeBank and Chouzhou Bank, i.e. the assets corresponding to all order numbers as listed in Appendix A to the Assets Transfer Agreement (the “WeBank Assets”) and the assets corresponding to all order numbers as listed in Appendix VC to the Assets Transfer Agreement (the “Chouzhou Assets”) will not be transferred as the Underlying Assets. The Parties acknowledge and agree that the scope of the Assets with Transferable Security Deposit shall only refer to the XW Bank Underlying Assets.

(2)         Upon the execution of this Agreement, Article 2.2(9) of the Assets Transfer Agreement is amended and replaced in its entirety as follows:

The Underlying Interest Income Payable to Banks shall only include the interest income payable to banks with respect to the XW Bank Underlying Assets, and shall be implemented according to the way and mechanism for carrying on such Underlying Interest Income Payable to Banks as agreed in the XW Bank Assets Transfer Agreement.

(3)         From the date hereof, provisions of Articles 2.2(2) to 2.2(7), Articles 2.2(8) (to the extent not applicable to the XW Bank Underlying Assets) and Article 2.4 of the Assets Transfer Agreement shall automatically terminate and be no longer legally binding upon the Parties.

For the avoidance of doubt, from the date hereof, the definition of “Underlying Assets” under Article 1.1 of the Assets Transfer Agreement shall be adjusted to: “‘Underlying Assets’ shall mean the XW Bank Underlying Assets and the Underlying Intellectual Property Rights.” The terms relating to the Underlying Assets under the Assets Transfer Agreement shall only be understood, agreed upon, observed and enforced with respect to the XW Bank Underlying Assets and the Underlying Intellectual Property Rights.

(4)         In consideration of the adjustments made in this Agreement to the scope of the “Underlying Assets” under the Assets Transfer Agreement, the Parties acknowledge and confirm that, after the Closing Date, the Transferors and Uxin Group Companies will continue to hold, dispose of and operate the WeBank Assets (as defined herein), the Chouzhou Assets (as defined herein), the Underlying Overdue Repurchased Assets (as defined in the Assets Transfer Agreement), the Underlying Self-Held Assets (as defined in the Assets Transfer Agreement), the Underlying Repurchased Assets Upon Repayment (as defined in the Asset Transfer Agreement), the Underlying Repurchased Assets (as defined in the Asset Transfer Agreement), the Underlying Re-Transferred Assets (as defined in the Asset Transfer Agreement), the Underlying ICBC Loan Facilitation Assets (as defined in the Assets Transfer Agreement) and the Underlying Prepayment.

9                                        Taxes and Fees

Unless otherwise provided for herein, the Transferors shall jointly and severally bear any taxes and fees arising out of this Transaction and in connection with the arrangements contemplated hereby, while Wuba Parties and their designated person shall not bear any taxes and fees arising out of this Transaction and the arrangements contemplated hereby.

10                                 Representations and warranties

Representations and Warranties of the Parties. Each Party hereto represents and warrants to the other Parties as of the execution date and the Closing Date as follows:

10.1.1             Such Party is a company duly registered and validly existing under applicable Laws;

10.1.2             The execution and delivery of the Transaction Documents, performance of all obligations under the Transaction Documents and consummation of the Transaction Documents and other actions by such Party have been made by all necessary actions and have obtained full and necessary authorization; such Party has full capacity for civil conduct and civil rights to execute the Transaction Documents, perform all obligations thereunder and consummate the Transaction Documents; upon execution, the Transaction Documents shall be legally binding upon such Party;

10.1.3             The execution of this Agreement and other Transaction Documents by such Party does not conflict with its articles of association or any contracts or documents to which it is a party, nor does it violate any court judgments, arbitration awards or decisions of any administrative authorities.

11                                 Modification and Termination

11.1                       This Agreement may be amended or modified by the Parties through mutual consultation. Any amendment or modification shall be made in writing and become effective upon execution by the Parties hereto.

11.2                       This Agreement may be terminated in any of the following circumstances:

11.2.1                       By mutual written consent of the Parties;

11.2.2                       Upon termination or rescission of the Assets Transfer Agreement.

11.3                       After termination of this Agreement, all rights and obligations of the Parties hereunder shall terminate. A Party shall have no other right of claim against the other Parties under this Agreement or for the rescission of this Agreement, except for the liabilities arising from breach of this Agreement.

12                                 Miscellaneous

12.1                       This Agreement shall become effective upon signature or seal by the Parties.

For matters not covered by this Agreement, the Parties shall enter into a supplementary agreement through consultations. Such supplementary agreement shall have the same legal effect as this Agreement. Modification of this Agreement shall be made in writing through consultations and become effective on the date when the Parties affix their signatures or seals to this Agreement.

12.2                       None of the Parties shall assign their respective rights and obligations under this Agreement to any third party without the prior written consent from the other Parties.

12.3                       This Agreement represents the entire agreement of the Parties with respect to the subject matter hereof and supersedes and replaces any other written or oral agreement or document executed by the Parties with respect to the subject matter hereof. The Parties acknowledge and agree that, in the event of any conflict or discrepancy between the Assets Transfer Agreement and this Agreement, this Agreement shall prevail with respect to the rights and obligations of the Parties. Except for the supplement, amendment and update to the Assets Transfer Agreement as provided in Section 2 hereof, the other terms of the Assets Transfer Agreement shall remain effective and legally binding upon the parties hereto.

12.4                       If any term of this Agreement is void or unenforceable due to any applicable Law, such term shall be deemed to have never existed and the validity of other terms of this Agreement shall not be affected. The Parties hereto shall negotiate and agree upon the new provisions to the extent compliance with the Laws so as to ensure that the original provisions are fulfilled to the greatest extent possible.

12.5                       No delay or omission by any Party to exercise any right, power or remedy accruing to any other Party upon any breach or default of this Agreement, shall impair such right, power or remedy of such Party nor shall it be construed to be a waiver of such breach or default, or an acquiescence therein, or of or in any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent, approval of breach or default of any nature or character of this Agreement, or any waiver of any terms or conditions of this Agreement, must be in writing and shall be effective only to the extent set forth in such writing. Any remedies provided for in this Agreement or by Law or otherwise to any party, shall be cumulative, and not alternative but exclusive.

12.6                       Expense. Unless otherwise agreed in this Agreement, each Party shall bear its own expenses (including but not limited to professional service fees such as auditing, finance and legal and other expenses) arising from or in connection with the transaction contemplated herein.

12.7                       “Section 8 Liabilities for Breach”, “Section 10 Confidentiality”, “Section 11 Governing Laws and Dispute Resolution” and “Section 12.7 Notice and Service” of the Assets Transfer Agreement shall be applicable to this Agreement in the same manner.

12.8                       In the event that a separate agreement is executed in accordance with the forms of the governmental authorities is required for the purpose of requesting performance of a specific act from any Governmental Authority in connection with the transactions contemplated by this Agreement, this Agreement shall have full priority over such separate agreement and such agreement may only be used to request performance of such specific act from the Governmental Authority and shall not be used to establish and prove the rights and obligations of relevant Parties with respect to the matters stipulated hereunder.

12.9                       This Agreement is written in Chinese and executed in ten counterparts, five of which shall be held by the Transferors and Uxin Group Companies and five of which shall be held by Wuba Parties, all of which shall have the same effect.

[The remainder of this page is intentionally left blank]

[Signature Page to the Supplementary Agreement to Assets Transfer Agreement]

In witness whereof, this Agreement is signed by the duly authorized representatives of the following parties on the date first above written:

Kai Feng Finance Lease (Hangzhou) Co., Ltd. (company stamp)

Signature:	/s/ Zhen Zeng
Name: Zhen Zeng

[Signature Page to the Supplementary Agreement to Assets Transfer Agreement]

In witness whereof, this Agreement is signed by the duly authorized representatives of the following parties on the date first above written:

Youqin (Shaanxi) Finance Lease Co., Ltd. (company stamp)

Signature:	/s/ Xia Gao
Name: Xia Gao

[Signature Page to the Supplementary Agreement to Assets Transfer Agreement]

In witness whereof, this Agreement is signed by the duly authorized representatives of the following parties on the date first above written:

Youxin (Shanghai) Used Car Business Co., Ltd. (company stamp)

Signature:	/s/ Xia Gao
Name: Xia Gao

[Signature Page to the Supplementary Agreement to Assets Transfer Agreement]

In witness whereof, this Agreement is signed by the duly authorized representatives of the following parties on the date first above written:

Boyu Finance Lease (Tianjin) Co., Ltd. (company stamp)

Signature:	/s/ Zhen Zeng
Name: Zhen Zeng

[Signature Page to the Supplementary Agreement to Assets Transfer Agreement]

In witness whereof, this Agreement is signed by the duly authorized representatives of the following parties on the date first above written:

Shenzhen Youxin Pengda Used Car Broker Co., Ltd. (company stamp)

Signature:	/s/ Yong Liu
Name: Yong Liu

[Signature Page to the Supplementary Agreement to Assets Transfer Agreement]

In witness whereof, this Agreement is signed by the duly authorized representatives of the following parties on the date first above written:

Uxin Limited

Signature:	/s/ Kun Dai
Name: Kun Dai

[Signature Page to the Supplementary Agreement to Assets Transfer Agreement]

In witness whereof, this Agreement is signed by the duly authorized representatives of the following parties on the date first above written:

UcarEase Holding Limited

Signature:	/s/ Kun Dai
Name: Kun Dai

[Signature Page to the Supplementary Agreement to Assets Transfer Agreement]

In witness whereof, this Agreement is signed by the duly authorized representatives of the following parties on the date first above written:

GloryFin International Group Holding Company Limited

(錦融國際控股集團有限公司)

Signature:	/s/ Zhen Zeng
Name: Zhen Zeng

[Signature Page to the Supplementary Agreement to Assets Transfer Agreement]

In witness whereof, this Agreement is signed by the duly authorized representatives of the following parties on the date first above written:

HONGKONG QUEEN’S TECHNOLOGY CO., LIMITED

(香港皇后科技有限公司)

Signature:	/s/ Kun Dai
Name: Kun Dai

[Signature Page to the Supplementary Agreement to Assets Transfer Agreement]

In witness whereof, this Agreement is signed by the duly authorized representatives of the following parties on the date first above written:

Shenzhen Chunxinboye Co., Ltd.

Signature:	/s/ Kun Dai
Name: Kun Dai

[Signature Page to the Supplementary Agreement to Assets Transfer Agreement]

In witness whereof, this Agreement is signed by the duly authorized representatives of the following parties on the date first above written:

Minrui Finance Lease (Shenzhen) Co., Ltd. (official stamp)

Signature:	/s/ Zhen Zeng
Name: Zhen Zeng

[Signature Page to the Supplementary Agreement to Assets Transfer Agreement]

In witness whereof, this Agreement is signed by the duly authorized representatives of the following parties on the date first above written:

Xi’an Youxin Pengjia Used Car Broker Co., Ltd. (company stamp)

Signature:	/s/ Yukai Ren
Name: Yukai Ren

[Signature Page to the Supplementary Agreement to Assets Transfer Agreement]

In witness whereof, this Agreement is signed by the duly authorized representatives of the following parties on the date first above written:

Xi’an Youxin Pengxin Used Car Broker Co., Ltd. (company stamp)

Signature:	/s/ Yukai Ren
Name: Yukai Ren

[Signature Page to the Supplementary Agreement to Assets Transfer Agreement]

In witness whereof, this Agreement is signed by the duly authorized representatives of the following parties on the date first above written:

Youyuan (Beijing) Information Technology Co., Ltd. (company stamp)

Signature:	/s/ Zhen Zeng
Name: Zhen Zeng

[Signature Page to the Supplementary Agreement to Assets Transfer Agreement]

In witness whereof, this Agreement is signed by the duly authorized representatives of the following parties on the date first above written:

Youxinpai (Beijing) Information Technology Co., Ltd. (company stamp)

Signature:	/s/ Zhen Zeng
Name: Zhen Zeng

[Signature Page to the Supplementary Agreement to Assets Transfer Agreement]

In witness whereof, this Agreement is signed by the duly authorized representatives of the following parties on the date first above written:

Youxin Hulian (Beijing) Information Technology Co., Ltd. (company stamp)

Signature:	/s/ Zhen Zeng
Name: Zhen Zeng

[Signature Page to the Supplementary Agreement to Assets Transfer Agreement]

In witness whereof, this Agreement is signed by the duly authorized representatives of the following parties on the date first above written:

Yougu (Shanghai) Information Technology Co., Ltd. (company stamp)

Signature:	/s/ Zhen Zeng
Name: Zhen Zeng

[Signature Page to the Supplementary Agreement to Assets Transfer Agreement]

In witness whereof, this Agreement is signed by the duly authorized representatives of the following parties on the date first above written:

Chebole (Beijing) Information Technology Co., Ltd. (company stamp)

Signature:	/s/ Zhen Zeng
Name: Zhen Zeng

[Signature Page to the Supplementary Agreement to Assets Transfer Agreement]

In witness whereof, this Agreement is signed by the duly authorized representatives of the following parties on the date first above written:

Youfang (Beijing) Information Technology Co., Ltd. (company stamp)

Signature:	/s/ Zhen Zeng
Name: Zhen Zeng

[Signature Page to the Supplementary Agreement to Assets Transfer Agreement]

In witness whereof, this Agreement is signed by the duly authorized representatives of the following parties on the date first above written:

Youxin (Shaanxi) Information Technology Group Co., Ltd. (company stamp)

Signature:	/s/ Zhen Zeng
Name: Zhen Zeng

[Signature Page to the Supplementary Agreement to Assets Transfer Agreement]

In witness whereof, this Agreement is signed by the duly authorized representatives of the following parties on the date first above written:

Tianjin Wuba Rongxin Information Technology Co., Ltd. (company stamp)

Signature:	/s/ Ligang Chang
Name: Ligang Chang
Position: Legal Representative

Wuba (Shenzhen) Finance Lease Co., Ltd.

Signature:	/s/ Fudong Zhou
Name: Fudong Zhou
Position: Legal Representative

Tianjin Wuba Jinfu Co., Ltd. (company stamp)

Signature:	/s/ Jinbo Yao
Name: Jinbo Yao
Position: Legal Representative